JULIUS BAER
                                INVESTMENT FUNDS


                         Julius Baer Global Income Fund


                    SUPPLEMENT DATED OCTOBER 2, 2003 TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2003


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The Board of  Trustees  has  approved a change to the  investment  objective  of
Julius Baer Global Income Fund pending shareholder approval. If the shareholders approve the proposal, the Fund's objective would be to provide total return which consists of two components; (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation/depreciation); and (2) income received from its portfolio securities.